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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2000

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23981
(Commission File Number)

94-3283464
(IRS Employer Identification No.)

620 Coolidge Drive, Suite 350, Folsom, California 95630
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (916) 608-8200

Not Applicable
(Former name or former address, if changed since last report.)
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On August 16, 2000, Waste Connections, Inc. ("WCI") entered into an underwriting agreement with Deutsche Bank Securities Inc., PaineWebber Incorporated and Salomon Smith Barney, Inc., as representatives, pursuant to which WCI will sell to the underwriters 3,850,000 shares of common stock.

Item 7. Financial Statements and Exhibits.

                   The following exhibits are filed herewith:


     Exhibit Number           Description
     --------------           -----------

     ex-1.1                   Underwriting Agreement


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Waste Connections, Inc.

                                      By:
                                         ---------------------------------------
                                           Ronald J. Mittelstaedt
                                           President

Date: August 16, 2000